Exhibit 10

                            HEALTHSOUTH CORPORATION

                           2005 EQUITY INCENTIVE PLAN

         1. PURPOSE OF THE PLAN. The purpose of the 2005 Equity Incentive Plan (the "Plan") of HealthSouth Corporation, a Delaware corporation (the "Corporation"), is to provide incentive for future endeavor and to advance the interests of the Corporation and its stockholders by encouraging ownership of the Common Stock, par value $.01 per share (the "Common Stock"), of the Corporation by its Directors, executives and other key employees, upon whose judgment, interest and continuing special efforts the Corporation is largely dependent for the successful conduct of its operations, and to enable the Corporation to compete effectively with other enterprises for the services of such new Directors, executives and employees as may be needed for the continued improvement of the Corporation's business, through the grant of (a) options to purchase shares of Common Stock (each, an "Option"), (b) shares of Common Stock that are subject to restrictions set forth in the Plan or any individual award agreement ("Restricted Stock" or a "Restricted Stock Award"), (c) Stock Appreciation Rights (as defined below), (d) the right to receive shares of Common Stock at the end of a specified deferral period ("Deferred Stock" or a Deferred Stock Award" and (e) Other Stock-Based Awards (as defined below) (such Stock Options, Restricted Stock, Stock Appreciation Rights and Other Stock-Based Awards, collectively, the "Awards"). All Options issued under the Plan shall constitute non-qualified stock options ("NQSOs").

         2. PARTICIPANTS. Awards may be granted under the Plan to Directors of the Corporation and to such executives and key employees of the Corporation and its Subsidiaries (as defined below) as shall be determined by the Board of Directors as set forth in Section 5 of the Plan (each, a "Grantee"); provided, however, that no Awards may be granted to any person if such grant would cause the Plan to cease to be an "employee benefit plan" as defined in Rule 405 of Regulation C promulgated under the Securities Act of 1933. For purposes of the Plan, a Subsidiary shall mean any corporation in an unbroken chain of corporations beginning with the Corporation if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         3. TERM OF THE PLAN. The Plan shall become effective upon approval of the Board of Directors of the Corporation (the "Effective Date"). The Plan shall terminate on the earliest of (a) the third anniversary of the Effective Date or (b) such earlier time as the Board of Directors of the Corporation may determine. Any Awards outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan. No Awards shall be granted under the Plan after the termination date of the Plan.

         4. STOCK SUBJECT TO THE PLAN.

                  (a) Subject to the provisions of Section 16, the aggregate number of shares of Common Stock for which Awards may be granted under the Plan shall not exceed 22,000,000 shares, and the maximum number of shares of Common Stock for which any individual may be granted Awards under the Plan during any calendar year is 1,000,000 shares of Common Stock. If, on or prior to the termination of the Plan as provided in Section 3, any Option granted under the Plan shall have expired or terminated for any reason without having been exercised in full or any shares of Restricted Stock shall have been forfeited, or any other Awards for which shares of Common Stock are deliverable are so forfeited, such unpurchased or forfeited shares covered thereby shall again become available for the grant of Awards under the Plan. In addition, shares covered by Options surrendered in connection with the exercise of other Options pursuant to Section 9(e) shall again become available for the grant of Options or Restricted Stock under the Plan.

                  (b) The shares to be delivered pursuant to an Award shall be made available, at the discretion of the Board of Directors, either from authorized but previously unissued shares as permitted by the Certificate of Incorporation of the Corporation or from shares re-acquired by the Corporation, including shares of Common Stock purchased in the open market, and shares held in the treasury of the Corporation.

         5. ADMINISTRATION OF THE PLAN.

                  (a) With respect to the participation of executives and key employees of the Corporation and its Subsidiaries who are not also Directors of the Corporation, the Plan shall be administered by the Board of Directors, except to the extent that such authority is delegated by the Board of Directors to the Compensation Committee of the Board of Directors of the Corporation (hereinafter called the "Committee"). To the extent so delegated, the acts of a majority of the Committee, at any meeting thereof at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Except to the extent so delegated to the Committee, the Board of Directors shall determine the Grantees who shall be granted Awards and the number of shares of Common Stock to be subject to each such Award and all other applicable terms of each such Award. Such applicable terms and conditions shall be evidenced in an award agreement entered into by and between the Grantee and the Corporation (an "Award Agreement").

                  (b) The interpretation and construction of any provision of the Plan or of any Award granted under it by the Committee shall be final, conclusive and binding upon all parties, including the Corporation, its stockholders and Directors, and the executives and employees of the Corporation and its Subsidiaries. No member of the Board of Directors or the Committee shall be liable to the Corporation, any stockholder, any Grantee or any employee of the Corporation or its Subsidiaries for any action or determination made in good faith with respect to the Plan or any Award granted under it. No member of the Board of Directors may vote on any Award to be granted to him or her.

                  (c) The expenses of administering the Plan shall be borne by the Corporation.

         6. GRANT OF OPTIONS.

                  (a) Options may be granted under the Plan by the Board of Directors in accordance with the provisions of Section 5 at any time prior to the termination of the Plan. In making any determination as to the Grantee to whom Options shall be granted and as to the number of shares to be covered by such Options, the Board of Directors shall take into account the duties of the respective Grantees, their present and potential contribution to the success of the Corporation, and such other factors as the Board of Directors shall deem relevant in connection with the accomplishment of the purposes of the Plan. Notwithstanding the foregoing, it is the intention of the Corporation that all Options granted hereunder shall be intended to comply with the provisions and requirement of Section 409A of the Internal Revenue Code of 1986, as amended (the "Code").

                  (b) Each Option granted under the Plan shall be granted pursuant to and subject to the terms and conditions of a stock option agreement to be entered into between the Corporation and the Grantee at the time of such grant. Each such stock option agreement shall be in a form from time-to-time adopted for use under the Plan by the Committee (such form being hereinafter called a "Stock Option Agreement"). Any such Stock Option Agreement shall incorporate by reference all of the terms and provisions of the Plan as in effect at the time of grant and may contain such other terms and provisions as shall be approved and adopted by the Board of Directors.

         7. OPTION PRICE.

                  (a) The purchase price of the shares of Common Stock covered by each Option granted under the Plan shall be at least 100% of the fair market value (but in no event less than the par value) of such shares at the time the Option is granted, or such higher purchase price as shall be determined by the Committee.

                  (b) If the Common Stock is not listed upon a national securities exchange or exchanges, such fair market value shall be as determined by the Board of Directors of the Corporation (which determination shall be conclusive and binding for all purposes) or, if applicable, shall be deemed to be the last reported sale price for the Common Stock as quoted by brokers and dealers trading in the Common Stock in the over-the-counter market (or if the Common Stock shall be quoted by the National Association of Securities Dealers Automated Quotation system, then such NASDAQ quote) immediately prior to the commencement of the meeting of the Committee at which the Option is granted. If the Common Stock is listed upon a national securities exchange or exchanges, such fair market value shall be deemed to be the last reported sale price at which the shares of Common Stock were traded on such securities exchange or exchanges immediately prior to the commencement of the meeting of the Committee at which the Option is granted, or if no sale of the Common Stock was made on any national securities exchange on such date, then the closing price per share of the Common Stock on such securities exchange or exchanges on the next preceding day on which there was a sale of the Common Stock. Notwithstanding the foregoing, the determination of fair market value in all cases shall be in accordance with the requirements set forth under Section 409A of the Code. The determination of fair market value pursuant to this subsection (b) is referred to herein as the Fair Market Value.

                  (c) The exercise price of any outstanding Options shall not be reduced during the term of such Options except by reason of an adjustment pursuant to Section 16 hereof (and any such reduction shall be in accordance with Section 409A of the Code), nor shall the Committee or the Board of Directors cancel outstanding Options and reissue new Options at a lower exercise price in substitution for the canceled Options.

         8. TERM OF OPTIONS. The expiration date of an Option granted under the Plan shall be as determined by the Board of Directors at the time of grant, provided that each such Option shall expire not more than ten years after the date such Option was granted.

         9. EXERCISE OF OPTIONS

                  (a) Each Option shall become exercisable in whole or in part or in installments at such time or times as the Committee may prescribe at the time the Option is granted and specify in the Stock Option Agreement. No Option shall be exercisable after the expiration of ten years from the date on which it was granted and no Option may be exercised, regardless of vesting, unless and until the Corporation has an effective Registration Statement on Form S-8 (or such other applicable form) on file with the Securities and Exchange Commission (the "SEC") to register the sale of its common stock for issuance of shares upon the exercise of the Option.

                  (b) Notwithstanding any contrary provision contained herein, unless otherwise expressly provided in the Stock Option Agreement, any Option granted hereunder shall become immediately vested in full upon the occurrence of a Change in Control of the Corporation. For purposes of this Plan, "Change in Control" shall mean

                  (i) the acquisition (other than from the Corporation) by any person, entity or "group" (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, but excluding, for this purpose, the Corporation or its Subsidiaries, or any employee benefit plan of the Corporation or its Subsidiaries which acquires beneficial ownership of voting securities of the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 25% or more of either the then-outstanding shares of Common Stock or the combined voting power of the Corporation's then-outstanding voting securities entitled to vote generally in the election of Directors; or

                  (ii) individuals who, as of November 17, 2005, constitute the Board of Directors of the Corporation (as of such date, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any person becoming a Director subsequent to such date whose election, or nomination for election, was approved by a vote of at least a majority of the Directors then constituting the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of Directors of the Corporation) shall be, for purposes of this Section 9(b)(ii), considered as though such person were a member of the Incumbent Board; or

                  (iii) consummation of a reorganization, merger, consolidation or share exchange, in each case with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger, consolidation or share exchange do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, consolidated or other surviving entity's then-outstanding voting securities, or a liquidation or dissolution of the Corporation or the sale of all or substantially all of the assets of the Corporation.

                  (c) Subject to Sections 9(a) and 17(a), Options may be exercised by giving written notice to the Corporation of intention to exercise, specifying the number of shares to be purchased pursuant to such exercise in accordance with the procedures set forth in the Stock Option Agreement. All shares purchased upon exercise of any Option shall be paid for in full at the time of purchase in accordance with the procedures set forth in the Stock Option Agreement. Except as provided in Sections 9(d) and 9(e) hereof, such payment shall be made in cash or through delivery of shares of Common Stock or a combination of cash and Common Stock as provided in the Stock Option Agreement. Any shares so delivered shall be valued at their fair market value determined as of the date of exercise of the Option under the method set forth in Section 7(b) hereof.

                  (d) Payment for shares purchased upon exercise of any such Option may be made by delivery to the Corporation of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation an amount of sale sufficient to pay the exercise price. Additionally, the Corporation will accept, in payment for shares purchased upon exercise of any such Option, proceeds of a margin loan obtained by the exercising Grantee from a broker, provided that the exercising Grantee has, at the same time as delivery to the Corporation of a properly executed exercise notice, delivered to the Corporation irrevocable instructions to the Corporation to deliver share certificates directly to such broker upon payment for such shares.

                  (e) Subject to approval of the Board of Directors, payment for shares purchased upon exercise of any Option granted hereunder may be made by surrender of outstanding Options issued under this Plan or any other stock option plan of the Corporation having a Spread (as defined below) equal to the exercise price of the Options sought to be exercised. For purposes of this
Section 9(e), the "Spread" with respect to any unexercised Option shall be equal to (i) the average price per share of Common Stock on the date of exercise, as determined in accordance with the method set forth in Section 7(b) hereof, less (ii) the exercise price of the surrender of the Option. All Options so surrendered shall again become available for the grant of Options or Restricted Stock under the Plan. Such surrender shall be evidenced in a form satisfactory to the Secretary of the Corporation.

         10. NONTRANSFERABILITY OF OPTIONS. Options granted under the Plan shall be assignable or transferable only by will or pursuant to the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by such Grantee.

         11. STOCKHOLDER RIGHTS OF OPTIONHOLDER. No holder of any Option shall have any rights to dividends or other rights of a stockholder with respect to shares subject to an Option prior to the purchase of such shares upon exercise of the Option.

         12. TERMINATION OF OPTION.

                  (a) Except as set forth in an individual agreement with any Grantee, upon termination of employment or service with the Corporation, all unvested Options held by such Grantee shall immediately terminate and all vested options shall remain exercisable until the earlier of (i) three months after the date of termination of employment or service or (ii) the expiration of the original term of the Option, except as follows.

                  (i) Death. If a Grantee's employment or service with the Corporation is terminated by reason of death or if the Grantee dies during the three-month post-termination exercise period described in the preceding sentence, then all Options held by the Grantee shall remain exercisable until the earlier of one year after the date of death or the expiration of the original term of the Option.

                  (ii) Cause. If a Grantee's employment or service with the Corporation is terminated for cause (as determined by the Committee in its sole discretion), then all Options held by such Grantee, whether vested or unvested, shall immediately terminate.

                  (iii) Retirement. If a Grantee retires from employment with the Company and at the time of such retirement has attained the age of 59 1/2 and completed at least five consecutive years of service with the Corporation, then all Options held by such Grantee, whether vested or unvested, shall become immediately vested and exercisable and shall remain exercisable until the earlier of the third anniversary of such Grantee's date of termination of employment or the expiration of the term of the Option.

                  (b) Notwithstanding the foregoing, the Board of Directors may, at any time prior to any termination of such employment or service, determine in its sole discretion that the exercise of any Option after termination of such employment or other relationship with the Corporation shall be subject to satisfaction of the conditions precedent that the Grantee refrain from engaging, directly or indirectly, in any activity which is competitive with any activity of the Corporation or any subsidiary thereof and from otherwise acting, either prior to or after termination of such employment or other relationship, in any manner inimical or in any way contrary to the best interests of the Corporation and that the Grantee furnish to the Corporation such information with respect to the satisfaction of the foregoing condition precedent as the Board of Directors shall reasonably request.

                  (c) Nothing in the Plan or in the Stock Option Agreement shall confer upon any Grantee the right to continue in the employ of the Corporation or any of its Subsidiaries or in any other relationship thereto or interfere in any way with the right of the Corporation to terminate such employment or other relationship at any time.

                  (d) A holder of an Option under the Plan may make written designation of a beneficiary on forms prescribed by and filed with the Secretary of the Corporation. Such beneficiary, or if no such designation of any beneficiary has been made, the legal representative of such Grantee or such other person entitled thereto as determined by a court of competent jurisdiction, may exercise, in accordance with and subject to the provisions of this Section 12, any unterminated and unexpired Option granted to such Grantee to the same extent that the Grantee himself or herself could have exercised such Option were he alive or able; provided, however, that no Option granted under the Plan shall be exercisable for more shares than the Grantee could have purchased thereunder on the date his or her employment by, or other relationship with, the Corporation and its Subsidiaries was terminated.

         13. GRANT OF RESTRICTED STOCK OR DEFERRED STOCK.

                  (a) The Board of Directors may grant Restricted Stock Awards and Deferred Stock Awards, subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable award agreement (a "Restricted Stock Agreement" or "Deferred Stock Agreement"). The vesting of a Restricted Stock Award or a deferred Stock Award granted under the Plan may be conditioned upon the completion of a specified period of employment or service with the Corporation or any of its Subsidiaries, upon the attainment of specified performance goals as determined by the Committee in its sole discretion, or a combination thereof, and shall be set forth in the applicable Restricted Stock Agreement or Deferred Stock Agreement.

                  (b) The Board of Directors may, upon such terms and conditions as the Board of Directors determines, provide that a certificate or certificates representing the shares underlying a Restricted Stock Award shall be registered in the Grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Restricted Stock Agreement, or that such certificate or certificates shall be held in escrow by the Corporation on behalf of the Grantee until such shares become vested or are forfeited. Except as provided in the applicable Restricted Stock Agreement or Deferred Stock Agreement, no shares of Stock underlying a Restricted Stock Award or a Deferred Stock Award may be assigned, transferred, or otherwise encumbered or disposed of by the Grantee until such shares of Restricted Stock or Deferred Stock become vested.

                  (c) If and to the extent that the applicable Restricted Stock Agreement may so provide, a Grantee shall have the right to vote and receive dividends on Restricted Stock granted under the Plan. Unless otherwise provided in the applicable Restricted Stock Agreement, any Common Stock received as a dividend on or in connection with a stock split of the shares of Common Stock underlying a Restricted Stock Award shall be subject to the same restrictions as the shares of Common Stock underlying such Restricted Stock Award.

                  (d) With respect to a Deferred Stock Award, the Board of Directors shall determine the rights, if any, that a Grantee shall hold with respect to Deferred Stock. Upon vesting of any Deferred Stock Award, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Grantee, or his or her legal representative, in a number equal to the number of shares of Common Stock covered by the Deferred Stock Award.

                  (e) Upon termination of employment with or service to the Corporation or any of its Subsidiaries (including by reason of such subsidiary ceasing to be a subsidiary of the Corporation), during the applicable restriction period, Restricted Stock and Deferred Stock shall be forfeited; provided, that the Board of Directors may provide, by rule or regulation or in any Restricted Stock Agreement or Deferred Stock Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock or Deferred Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Board or the Board of Directors may in other cases waive in whole or in part the forfeiture of Restricted Stock or Deferred Stock.

                  (f) Unless otherwise determined by the Board of Directors or set forth in an applicable Restricted Stock Agreement or Deferred Stock Agreement, upon a Change in Control of the Corporation, all Restricted Stock Awards and Deferred Stock Awards shall become immediately vested and all restrictions with respect thereto shall lapse, other than restrictions on transfer imposed under the federal securities laws.

         14. STOCK APPRECIATION RIGHTS.

                  (a) A stock appreciation right means the right pursuant to an Award granted under this Section 14 to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date of such Stock Appreciation Right or portion thereof is surrendered, of the shares of Common Stock covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or portion thereof (a "Stock Appreciation Right"). Stock Appreciation Rights may be granted either alone ("Free Standing Stock Appreciation Rights") or in conjunction with all or part of any Option granted under the Plan ("Related Stock Appreciations Rights"). Related Stock Appreciation Rights may be granted either at or after the time of the grant of such Option. The Board of Directors shall determine the Grantee to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Common Stock to be awarded, the price per share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Stock Appreciation Right may be granted for more shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an exercise price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Grantee. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 14 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board of Directors shall deem desirable, as set forth in the applicable Award Agreement.

                  (b) The Grantee of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and delivered a fully executed copy thereof to the Corporation, within a period of sixty days (or such other period as the Board of Directors may specify) after the award date. Grantees who are granted Stock Appreciation Rights shall have no rights as stockholders of the Corporation with respect to the grant or exercise of such rights.

                  (c) Free Standing Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board of Directors at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or disability (as defined in Section 409A(a)(2)(C) of the Code) prior to the expiration of such six-month period.

                  (d) Related Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 14 of the Plan.

                  (e) Upon the exercise of a Free Standing Stock Appreciation Right, the Grantee shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value on the date of grant) multiplied by the number of shares of Common Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Committee having the right to determine the form of payment.

                  (f) A Related Stock Appreciation Right may be exercised by a Grantee by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Grantee shall be entitled to receive up to, but not more than, that number of shares of Common Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option (which price shall be no less than 100% of the Fair Market Value on the date of grant) multiplied by the number of shares of Common Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Committee having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Stock Appreciation Rights have been so exercised.

                  (g) Notwithstanding the foregoing, the Board of Directors may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of shares Common Stock and cash) to the extent that such settlement does not violate Section 409A of the Code.

                  (h) Unless otherwise determined by the Board of Directors or set forth in an applicable Award Agreement, upon a Change in Control of the Corporation, all Stock Appreciation Rights shall become immediately vested and exercisable.

                  (i) Stock Appreciation Rights shall be transferable only when and to the extent that an Option would be transferable under Section 10 of the Plan.

                  (j) Except as otherwise set forth in an Award Agreement with a Grantee, upon termination of employment or service, any outstanding Stock Appreciation Rights shall be governed by the same principles relating to Options as set forth in Section 12 hereof.

         15. OTHER STOCK-BASED AWARDS.

                  (a) The Board of Directors is authorized to grant Awards to Grantee in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. Other Stock-Based Awards shall include a right or other interest granted to a Grantee under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, including but not limited to restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued employment or other terms or conditions as determined by the Board of Directors. The Board of Directors shall determine the terms and conditions of such Other Stock-Based Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any performance goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 15 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, shares of Common Stock, other Awards, notes or other property, as the Board of Directors shall determine, subject to any required corporate action.

                  (b) To the extent that the Plan is subject to Section 162(m) of the Code, no payment shall be made to a "covered employee" (within the meaning of Section 162(m) of the Code) prior to the certification by the Committee that all requisite performance goals have been attained. The Committee may establish such other rules applicable to the Other Stock-Based Awards, provided, however, that in the event that the Plan is subject to
Section 162(m) of the Code, such rules shall be in compliance with Section 162(m) of the Code.

                  (c) Unless otherwise determined by the Board of Directors, any Other Stock-Based Award shall become immediately vested upon a Change in Control.

         16. ADJUSTMENT OF AND CHANGES IN CAPITALIZATION.

                  (a) In the event that the outstanding shares of Common Stock shall be changed in number or class by reason of split-ups, combinations, mergers, consolidations or recapitalizations, or by reason of stock dividends, the number or class of shares which thereafter may be issued pursuant to Awards granted under the Plan, both in the aggregate and as to any individual, and the number and class of shares then subject to Awards theretofore granted and the price per share payable upon exercise of such Option shall be adjusted so as to reflect such change, all as determined by the Board of Directors. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or of any stock or other securities or property into which such Common Stock shall have been changed, or for which it shall have been exchanged, then if the Board of Directors shall, in its sole discretion, determine that such change equitably requires an adjustment in any outstanding Award theretofore granted or which may be granted under the Plan, such adjustment shall be made in accordance with such determination.

                  (b) Notice of any adjustment shall be given by the Corporation to each Grantee with an Award which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

                  (c) Fractional shares resulting from any adjustment in Options or Restricted Stock pursuant to this Section 16 may be settled in cash or otherwise as the Board of Directors may determine.

         17. SECURITIES ACTS REQUIREMENTS.

                  (a) THE CORPORATION HAS NOT FILED FINANCIAL STATEMENTS FOR ANY PERIODS ENDED AFTER DECEMBER 31, 2003. THE CORPORATION DOES NOT EXPECT TO BECOME CURRENT WITH RESPECT TO ALL OF ITS PREVIOUSLY UNFILED FINANCIAL STATEMENTS UNTIL AT LEAST THE FIRST QUARTER OF 2006. BECAUSE THE ISSUANCE OF SHARES OF COMMON STOCK MUST BE REGISTERED UNDER THE SECURITIES ACT OF 1933, UNLESS AN EXEMPTION IS AVAILABLE, NO OPTION UNDER THE PLAN MAY BE EXERCISED UNTIL THE CORPORATION COMPLIES WITH ITS REPORTING OBLIGATIONS UNDER THE FEDERAL SECURITIES LAWS, AND NO SHARES OF COMMON STOCK MAY BE OTHERWISE ISSUABLE PURSUANT TO OTHER STOCK-BASED AWARDS.

                  (b) In addition to the requirements set forth in Section 17(a), (i) no Option granted pursuant to the Plan shall be exercisable in whole or in part, and the Corporation shall not be obligated to sell any shares of Common Stock subject to any such Option, if such exercise and sale or issuance would, in the opinion of counsel for the Corporation, violate the Securities Act of 1933 or other Federal or state statutes having similar requirements, as they may be in effect at that time; and (ii) each Option shall be subject to the further requirement that, at any time that the Board of Directors or the Committee, as the case may be, shall determine, in their respective discretion, that the listing, registration or qualification of the shares of Common Stock subject to such Option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issuance of shares thereunder, such Option may not be exercised or issued, as the case may be, in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors or the Committee, as the case may be.

                  (c) As a condition to the issuance of any Restricted Stock, Stock Appreciation Right that may be settled in shares of Common Stock or Other Stock-Based Award under the Plan, the Board of Directors or the Committee, as the case may be, may require the Grantee to furnish a written representation that he or she is acquiring such Restricted Stock or Common Stock for investment and not with a view to distribution of the shares of Restricted Stock or Common Stock to the public and a written agreement restricting the transferability of the shares of Restricted Stock or Common Stock, and may affix a restrictive legend or legends on the face of the certificate representing such shares of Restricted Stock or Common Stock. Such representation, agreement and/or legend shall be required only in cases where in the opinion of the Board of Directors or the Committee, as the case may be, and counsel for the Corporation, it is necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933 or other Federal or state statutes having similar requirements, and any stockholder who gives such representation and agreement shall be released from it and the legend removed at such time as the shares of Restricted Stock or Common Stock to which they applied are registered or qualified pursuant to the Securities Act of 1933 or other Federal or state statutes having similar requirements, or at such other time as, in the opinion of the Board of Directors or the Committee, as the case may be, and counsel for the Corporation, the representation and agreement and legend cease to be necessary to enable the Corporation to comply with the provisions of the Securities Act of 1933 or other Federal or state statutes having similar requirements.

         18. AMENDMENT OF THE PLAN. The Board of Directors may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part. Notwithstanding the foregoing, no amendment to or termination of the Plan shall affect adversely any of the rights of any Grantee, without such Grantee's consent, under any Option or Restricted Stock theretofore granted under the Plan. All changes described in this paragraph are at the sole discretion of the Board of Directors and/or the Committee, may be made at any time, and may have a retroactive effective date.

         19. CHANGES IN LAW. Subject to the provisions of Section 18, the Board of Directors shall have the power to amend the Plan and any outstanding Awards granted thereunder in such respects as the Board of Directors shall, in its sole discretion, deem advisable in order to incorporate in the Plan or any such Awards any new provision or change designed to comply with or take advantage of requirements or provisions of the Code or any other statute, or Rules or Regulations of the Internal Revenue Service or any other Federal or state governmental agency enacted or promulgated after the adoption of the Plan.

         20. LEGAL MATTERS.

                  (a) Every right of action by or on behalf of the Corporation or by any stockholder against any past, present or future member of the Board of Directors, officer or employee of the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought and irrespective of the place of residence of any such Grantee, cease and be barred by the expiration of three years from whichever is the later of (a) the date of the act or omission in respect of which such right of action arises, or (b) the first date upon which there has been made generally available to stockholders an annual report of the Corporation and a proxy statement for the Annual Meeting of Stockholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the aggregate number of shares for which Awards were granted; and any and all right of action by any employee or executive of the Corporation (past, present or future) against the Corporation arising out of or in connection with this Plan shall, irrespective of the place where such action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

                  (b) This Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of Delaware, applied without giving effect to any conflicts-of-law principles, and construed accordingly.